                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST
            DISTRIBUTION DATE OF JANUARY 18, 2000 FOR THE COLLECTION
                  PERIOD DECEMBER 1, 1999 TO DECEMBER 31, 1999

-----------------------------------------------------------------------------------------------------------------------
                                                                             Class A-1             Class A-2
                                                                             ---------             ---------
                                                        Total                 Balance               Balance
-----------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                                  $961,976,586.54      $303,000,000.00          284,000,000.00
  Receivables Pool Balance                            $961,976,586.54
  Principal Factor                                         1.00000000           1.00000000              1.00000000
  Rate                                                                              5.365%                  5.800%
  Targeted Maturity Date                                                   July 17,2000        December 17, 2001
  Number of Contracts                                          86,327
  Weighted Average Coupon                                       9.85%
  Weighted Average Remaining Term                               57.57 months
  Servicing Fee Rate                                            1.00%

POOL DATA - PRIOR MONTH
  Securities Balance                                  $772,211,295.88      $113,234,709.34         $284,000,000.00
  Receivables Pool Balance                            $772,211,295.88
  Securities Pool Factor                                   0.80273398           0.37371191              1.00000000
  Number of Contracts                                          78,227
  Weighted Average Coupon                                       9.85%
  Weighted Average Remaining Term                               35.27 months
  Precompute and Simple Interest Advances               $3,346,036.01
  Payahead Account Balance                              $2,794,538.06
  Supplemental Servicing Fee Received                     $117,295.40
  Interest Shortfall                                      $         -            $       -             $         -
  Principal Shortfall                                     $         -

POOL DATA - CURRENT MONTH
  Securities Balance                                  $738,383,996.69       $79,407,410.15          284,000,000.00
  Receivables Pool Balance                            $738,383,996.69
  Targeted Principal Balance                                                    na                    na
  Securities Pool Factor                                   0.76756961           0.26207066              1.00000000
  Number of Contracts                                          76,695
  Weighted Average Coupon                                       9.85%
  Weighted Average Remaining Term                               34.44 months
  Precompute and Simple Interest Advances               $3,738,997.41

  Payahead Account Balance                              $2,765,012.85
  Supplemental Servicing Fee Received                     $116,174.92
  Interest Shortfall                                      $         -            $       -             $         -
  Principal Shortfall                                     $         -

RESERVE FUND
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Specified Reserve Fund Percentage (if Condition i or ii met)
  Specified Reserve Fund Amount (if Condition i or ii met)

  Beginning Balance
  Withdraw for Servicing Fee Due
  Withdraw for Class A Interest Due
  Withdraw for First Allocation of Principal Due
  Withdraw for Class B Interest Due
  Withdraw for Second Allocation of Principal Due
  Withdraw for Class C Interest Due
  Total Withdraw
  Amount Available for Deposit to the Reserve Fund
  Reserve Fund Balance Prior to Release
  Reserve Fund Required Amount
  Reserve Fund Release to Seller
  Ending Reserve Fund Balance

                                                     ------------------------------------------------------------
                                                        Class A-3            Class B             Class C
                                                        ---------            -------             -------
                                                         Balance             Balance             Balance
                                                     ------------------------------------------------------------

POOL DATA - ORIGINAL DEAL PARAMETERS                 $334,093,000.00      $26,454,000.00      $14,429,586.54
  Securities Balance
  Receivables Pool Balance                                1.00000000          1.00000000          1.00000000
  Principal Factor                                            6.150%              6.300%               6.70%
  Rate                                               August 16, 2004     August 16, 2004     August 16, 2004
  Targeted Maturity Date
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH                              $334,093,000.00      $26,454,000.00      $14,429,586.54
  Securities Balance
  Receivables Pool Balance                                1.00000000          1.00000000          1.00000000
  Securities Pool Factor
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received                      $       -           $       -           $       -
  Interest Shortfall
  Principal Shortfall

POOL DATA - CURRENT MONTH                            $334,093,000.00      $26,454,000.00      $14,429,586.54
  Securities Balance
  Receivables Pool Balance                           $334,093,000.00      $26,454,000.00      $14,429,586.54
  Targeted Principal Balance                              1.00000000          1.00000000          1.00000000
  Securities Pool Factor
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances

  Payahead Account Balance
  Supplemental Servicing Fee Received                      $       -           $       -           $       -
  Interest Shortfall
  Principal Shortfall

RESERVE FUND                                                                                   $7,214,824.00
  Initial Deposit Amount                                                                               0.75%
  Specified Reserve Fund Percentage                                                            $7,214,824.00
  Specified Reserve Fund Amount                                                                        5.50%
  Specified Reserve Fund Percentage (if Condition i or ii met)                                $40,611,119.82
  Specified Reserve Fund Amount (if Condition i or ii met)
                                                                                               $7,214,824.00
  Beginning Balance                                                                                     -
  Withdraw for Servicing Fee Due                                                                        -
  Withdraw for Class A Interest Due                                                                     -
  Withdraw for First Allocation of Principal Due                                                        -
  Withdraw for Class B Interest Due                                                                     -
  Withdraw for Second Allocation of Principal Due                                                       -
  Withdraw for Class C Interest Due                                                            -------------
  Total Withdraw                                                                                        -
  Amount Available for Deposit to the Reserve Fund                                              1,834,972.34
  Reserve Fund Balance Prior to Release                                                        -------------
  Reserve Fund Required Amount                                                                  9,049,796.34
  Reserve Fund Release to Seller                                                                7,214,824.00
  Ending Reserve Fund Balance                                                                   1,834,972.34
                                                                                               -------------
                                                                                               $7,214,824.00
                                                                                               -------------

-----------------------------------------------------------------------------------------------------
 LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS

-----------------------------------------------------------------------------------------------------
                                                                     Vehicles          Amount
                                                                     --------          ------
   Liquidated Contracts                                                 82
   Gross Principal Balance of Liquidated Receivables                    --               $803,121.24
   Net Liquidation Proceeds Received During the Collection Period                        (475,734.62)
   Recoveries on Previously Liquidated Contracts                                           (1,025.27)
                                                                                         -----------
   Aggregate Credit Losses for the Collection Period                                     $326,361.35
                                                                                         ------------

                                                                                       -------------
   Cumulative Credit Losses for all Periods                            256             $1,012,654.65
                                                                       ---             -------------
   Repossessed in Current Period                                        68
                                                                        --

 RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                          ANNUALIZED AVERAGE
 FOR EACH COLLECTION PERIOD:                                                      CHARGE-OFF RATE
     Second Preceding Collection Period                                                        0.35%
     First Preceding Collection Period                                                         0.39%
     Current Collection Period                                                                 0.52%

--------------------------------------------------------------------------------------------------------

 CONDITION (i) (CHARGE-OFF RATE)
 Three Month Average                                                                           0.42%
 Charge-off Rate Indicator ( > 1.25%)                                              CONDITION NOT MET


 DELINQUENT AND REPOSSESSED CONTRACTS


                                             PERCENT   CONTRACTS     PERCENT           AMOUNT

   31-60 Days Delinquent                         2.04%       1,561        2.16%       $15,927,589.08
   61-90 Days Delinquent                         0.17%         132        0.19%         1,402,036.86
   Over 90 Days Delinquent                       0.14%         108        0.17%         1,227,065.87
                                                             -----                    --------------
   Total Delinquencies                                                                $18,556,691.81
                                                                                      --------------
                                                                                      --------------
                                                             1,801
                                                             -----
                                                             -----
   Repossessed Vehicle Inventory                               113 *
    * Included with delinquencies above

 RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
 NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
     Second Preceding Collection Period                                                        0.24%
     First Preceding Collection Period                                                         0.29%
     Current Collection Period                                                                 0.31%

--------------------------------------------------------------------------------------------------------

 CONDITION (ii) (DELINQUENCY PERCENTAGE)
 Three Month Average                                                                           0.28%
 Delinquency Percentage Indicator ( > 1.25%)                                       CONDITION NOT MET


                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST
            DISTRIBUTION DATE OF JANUARY 18, 2000 FOR THE COLLECTION
                  PERIOD DECEMBER 1, 1999 TO DECEMBER 31, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Class A-1           Class A-2           Class A-3
                                                                             ---------           ---------           ---------
                                                        Total                 Balance             Balance             Balance
-----------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
  Principal Payments Received                          $33,024,177.95
  Interest Payments Received                             6,243,577.34
  Net Precomputed Payahead Amount                           29,525.21
  Aggregate Net Liquidation Proceeds Received              476,759.89
  Principal on Repurchased Contracts                                -
  Interest on Repurchased Contracts                                 -
                                                    ------------------
  Total Collections                                    $39,774,040.39
  Net Simple Interest Advance Amount                       341,038.10
  Net Precomputed Advance Amount                            51,923.30
                                                    ------------------
  Total Available Amount                               $40,167,001.79

AMOUNTS DUE
  Servicing Fee                                      $     643,509.41
  Accrued and Unpaid Interest - Class A                  3,641,772.16
  First Allocation Principal Distribution                           -
  Accrued and Unpaid Interest - Class B                    138,883.50
  Second Allocation Principal Distribution              19,397,712.65
  Accrued and Unpaid Interest - Class C                     80,565.19
  Regular Principal Distribution Amount                 14,429,586.54
  Deposit to Reserve Fund                                1,834,972.34
                                                    ------------------
  Total Amount Due                                   $  40,167,001.79

ACTUAL DISTRIBUTIONS
  Servicing Fee                                      $     643,509.41
  Interest                                               3,861,220.85      $    556,878.86      $   1,372,666.67    $ 1,712,226.63
  Principal                                             33,827,299.19        33,827,299.19                    -                 -
  Deposit to Reserve Fund                                1,834,972.34
                                                    ------------------    -----------------    ------------------  ----------------
  Total Amount Distributed                           $  40,167,001.79      $ 34,384,178.05      $   1,372,666.67    $ 1,712,226.63
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                            Class B             Class C
                                            -------             -------
                                            Balance             Balance
--------------------------------------------------------------------------------

COLLECTIONS
  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts

  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount

  Total Available Amount

AMOUNTS DUE
  Servicing Fee
  Accrued and Unpaid Interest - Class A
  First Allocation Principal Distribution
  Accrued and Unpaid Interest - Class B
  Second Allocation Principal Distribution
  Accrued and Unpaid Interest - Class C
  Regular Principal Distribution Amount
  Deposit to Reserve Fund

  Total Amount Due

ACTUAL DISTRIBUTIONS
  Servicing Fee
  Interest                                   $  138,883.50      $  80,565.19
  Principal                                              -                 -
  Deposit to Reserve Fund
                                            ----------------   --------------
  Total Amount Distributed                   $  138,883.50      $  80,565.19

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN

PRECOMPUTED CONTRACTS
  Scheduled Principal Collections                                                     $6,087,192.94
  Prepayments in Full                                         417 contracts           $2,785,521.98
  Repurchased Receivables Principal                                                            -
  Payments Behind/Ahead on Repurchased Receivables                                             -
  Total Collections                                                                  $10,540,291.14
  Advances - Reimbursement of Previous Advances                                                -
  Advances - Current Advance Amount                                                      $51,923.30
  Payahead Account - Payments Applied                                                     29,525.21
  Payahead Account - Additional Payaheads                                                     $0.00

SIMPLE INTEREST CONTRACTS
  Collected Principal                                                                $15,950,910.89
  Prepayments in Full                                        1033 contracts           $8,200,552.14
  Collected Interest                                                                  $4,576,001.12
  Repurchased Receivables Principal                                                            -
  Repurchased Receivables Interest                                                             -
  Advances - Reimbursement of Previous Advances                                                -
  Advances - Current Advance Amount                                                     $341,038.10

----------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ HOLLY PEARSON
-----------------
Holly Pearson
Treasury Operations Manager